UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 6, 2015

CONNECTONE BANCORP, INC.
(Exact name of Company as specified in its charter)

New Jersey	000-11486	52-1273725
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No

301 Sylvan Avenue
Englewood Cliffs, New Jersey		07632
(Address of principal executive offices)		(Zip Code)

Company's telephone number, including area code  (201) 816-8900

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 6, 2015,  ConnectOne Bancorp, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”), for which the Board of Directors solicited proxies pursuant to the Company’s definitive proxy materials filed with the SEC on April 15, 2015. The proposals voted on by the shareholders at the Annual Meeting, and the final voting results with respect to such proposals, were as follows:

Proposal 1: The election of twelve persons to serve as directors for the term set forth in the proxy statement:

	FOR	WITHHELD	BROKER NON-VOTES
FRANK SORRENTINO III	20,059,426	703,070	5,303,883
FRANK W. BAIER	13,062,005	7,700,491	5,303,883
ALEXANDER A. BOL	20,549,008	213,488	5,303,883
STEPHEN BOSWELL	20,565,601	196,895	5,303,883
FREDERICK FISH	20,633,277	129,219	5,303,883
FRANK HUTTLE III	20,527,826	234,670	5,303,883
MICHAEL KEMPNER	13,602,424	7,160,072	5,303,883
NICHOLAS MINOIA	20,653,294	109,202	5,303,883
JOSEPH PARISI JR.	20,572,526	189,970	5,303,883
HAROLD SCHECHTER	20,631,008	131,488	5,303,883
WILLIAM A. THOMPSON	20,446,745	315,751	5,303,883
RAYMOND J. VANARIA	20,625,533	136,963	5,303,883

Proposal 2: The ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for 2015:

FOR	WITHHELD	ABSTENTIONS	BROKER NON-VOTES
26,017,434	46,982	1,963	0

Pursuant to the foregoing votes, each of the foregoing directors were elected for the term set forth in the proxy statement, and the appointment of Crowe Horwath LLP as independent auditors for the fiscal year ending December 31, 2015 was ratified.

Item 8.01.  Other Items

On May 6, 2015, the Registrant issued a press release with respect to the results of the shareholder meeting reported above in Item 5.07. A copy of the May 6, 2015 press release is included as Exhibit 99.1 hereto.

The information in this section, including the information contained in the press release included as Exhibit 99.1 hereto, is being furnished pursuant to this Item 8.01 and shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. In addition, this information shall not be deemed to be incorporated by reference into any of the Registrant’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits. The following is filed as an Exhibit to this Current Report on Form 8-K:

99.1 Press Release dated May 6, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, ConnectOne Bancorp, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CONNECTONE BANCORP, INC.
(Registrant)

Dated: May 11, 2015	By:	/s/ William S. Burns
WILLIAM S. BURNS
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

CURRENT REPORT ON FORM 8-K

Exhibit No.	Description

99.1	Press Release dated May 6, 2015.